                                                                 EXHIBIT 1.1

                               3,000,000 Shares

                           ANIKA THERAPEUTICS, INC.

                                 Common Stock
                           Par Value $0.01 Per Share


                        FORM OF UNDERWRITING AGREEMENT
                        ------------------------------


                                               [Insert date]

FURMAN SELZ LLC
VOLPE, BROWN, WHELAN & COMPANY LLC
LEERINK, SWANN, GARRITY, SALLAMI,
 YAFFEE & WYNN, INC.
As Representatives of the
 several Underwriters
c/o Furman Selz Incorporated
230 Park Avenue
New York, New York  10169

Dear Sirs:

     1. Introduction. Anika Therapeutics, Inc., a Massachusetts corporation (the "Company"), proposes to issue and sell to the several Underwriters named in
Schedule I hereto (the "Underwriters"), for which Furman Selz LLC, Volpe, Brown,
----------
Whelan & Company LLC and Leerink, Swann, Garrity, Sallami, Yaffee & Wynn, Inc. are acting as representatives (the "Representatives"), an aggregate of 2,500,000 shares of the Company's common stock, par value $0.01 per share (the "Common Stock"). The stockholders listed in Schedule II hereto (the "Selling
                                     -----------
Stockholders") propose severally to sell to the several Underwriters an aggregate of 500,000 outstanding shares of Common Stock. The 2,500,000 shares of Common Stock to be sold by the Company and the 500,000 shares of Common Stock to be sold by the Selling Stockholders are referred to herein as the "Firm Shares." The Company and the Selling Stockholders also propose to issue and sell to the several Underwriters an aggregate of not more than _________ and _________ additional shares of Common Stock, respectively, if requested by the Underwriters in accordance with Section 9 hereof. The [__________] additional shares of Common Stock to be sold by the Company and the [____________] additional shares of Common Stock to be sold by the Selling Stockholders are collectively referred to herein as the "Additional Shares"). The Firm Shares and the Additional Shares are collectively referred to herein as the "Shares." The words "you" and "your" refer to the Representatives of the Underwriters.

     The Company and each of the Selling Stockholders hereby severally agree with the several Underwriters as follows:

     2.  Representations and Warranties.

     (a) The Company and the Selling Stockholders represent, warrant and agree with each of the Underwriters that:

               (i) A registration statement on Form SB-2 (File No. 333-_____) under the Securities Act of 1933 as amended (the "Act"), with respect to the Shares, including a form of prospectus subject to completion, has been prepared by the Company in conformity with the requirements of the Act and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder (the "Rules and Regulations"). Such registration statement has been filed with the Commission under the Act, and one or more amendments to such registration statement may also have been so filed. After the execution of this Agreement, the Company shall file with the Commission either (A) if such registration statement, as it may have been amended, has been declared by the Commission to be effective under the Act, a prospectus in the form most recently included in an amendment to such registration statement filed with the Commission (or, if no such amendment shall have been filed, in such registration statement), with such insertions and changes as are required by Rule 430A under the Act or permitted by Rule 424(b) under the Act as shall have been provided to and approved by the Representatives prior to the filing thereof, or (B) if such registration statement, as it may have been amended, has not been declared by the Commission to be effective under the Act, an amendment to such registration statement, including a form of prospectus, a copy of which amendment has been furnished to and approved by the Representatives prior to the filing thereof. As used in this Agreement, the term "Registration Statement" means such registration statement, as amended at the time when it was or is declared effective, including all financial schedules and exhibits thereto and all documents incorporated by reference therein; the Registration Statement shall be deemed to include any information omitted therefrom pursuant to Rule 430A under the Act and included in the Prospectus (as hereinafter defined) and shall also mean any registration statement filed pursuant to Rule 462(b) under the Act; the term "Preliminary Prospectus" means each prospectus subject to completion contained in such registration statement or any amendment thereto (including the prospectus subject to completion, if any, included in the Registration Statement or any amendment thereto or filed pursuant to Rule 424(a) under the Act at the time it was or is declared effective); and the term "Prospectus" means the prospectus first filed with the Commission pursuant to Rule 424(b) under the Act or, if no prospectus is required to be filed pursuant to said Rule 424(b), such term means the prospectus included in the Registration Statement at the time such Registration Statement becomes effective.

               (ii) The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus and has not instituted or threatened to institute any proceedings with respect to such an order. When any Preliminary Prospectus was filed with the Commission it (A) contained all statements required to be stated therein in

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

     accordance with, and complied in all material respects with the requirements of, the Act and the Rules and Regulations and (B) did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
     When the Registration Statement or any amendment thereto was or is declared effective, it (A) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act and the Rules and Regulations and (B) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading. When the Prospectus and when any amendment or supplement thereto is filed with the Commission pursuant to Rule 424(b) (or, if the Prospectus or such amendment or supplement is not required to be so filed, when the Registration Statement and when any amendment thereto containing such amendment or supplement to the Prospectus was or is declared effective) and at all times subsequent thereto up to and including the Closing Date (as defined in Section 3 hereof) and the Option Closing Date (as defined in Section 9 hereof), the Prospectus, as amended or supplemented at any such time, (A) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act and the Rules and Regulations and (B) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing provisions of this paragraph (ii) shall not apply to statements or omissions made in any Preliminary Prospectus, the Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto in reliance upon, and in conformity with, information furnished in writing to the Company by or on behalf of the Underwriters through the Representatives expressly for use therein.

               (iii) The Company (A) is a duly incorporated and validly existing corporation in good standing under the laws of its jurisdiction of incorporation, with full power and authority (corporate and other) to own or lease its properties and to conduct its business as described in the Registration Statement and the Prospectus; and (B) is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction (x) in which the conduct of its business requires such qualification (except for those jurisdictions in which the failure so to qualify has not had and will not have a material adverse effect on the business, properties, financial condition or results of operations of the Company (a "Material Adverse Effect") and (y) in which it owns or leases property. The Company has no subsidiaries.

               (iv) The Company has full legal right, power and authority to enter into this Agreement and to consummate the transactions provided for herein. This Agreement has been duly authorized, executed and delivered by the Company and, assuming it is a binding agreement of yours, constitutes a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting the enforcement

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     of creditors' rights and the application of equitable principles relating to the availability of remedies and except as rights to indemnity or contribution may be limited by federal or state securities laws and the public policy underlying such laws), and none of the Company's execution or delivery of this Agreement, its performance hereunder, its consummation of the transactions contemplated herein, its application of the net proceeds of the offering in the manner set forth under the caption "Use of Proceeds" or the conduct of its business as described in the Registration Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), conflicts or will conflict with or results or will result in any breach or violation of any of the terms or provisions of, or constitutes or will constitute a default under, causes or will cause (or permits or will permit) the maturation or acceleration of any liability or obligation or the termination of any right under, or result in the creation or imposition of any lien, charge, or encumbrance upon, any property or assets of the Company pursuant to the terms of (A) the certificate of incorporation or by-laws of the Company, (B) any indenture, mortgage, deed of trust, voting trust agreement, stockholders' agreement, note agreement or other agreement or instrument to which the Company is a party or by which it is or may be bound or to which any of its property is or may be subject or (C) any statute, judgment, decree, order, rule or regulation applicable to the Company of any government, arbitrator, court, regulatory body or administrative agency or other governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its activities or properties.

               (v) No consent, approval, authorization or order of or filing with any court, regulatory body, administrative agency or any other governmental agency or body, domestic or foreign, is required for the performance of this Agreement or the consummation of the transactions contemplated hereby, except such as have been or may be obtained under the Act or may be required under state securities or Blue Sky laws in connection with the Underwriters' purchase and distribution of the Shares.

               (vi) All executed agreements or copies of executed agreements filed or incorporated by reference as exhibits to the Registration Statement to which the Company is a party or by which it is or may be bound or to which any of its assets, properties or businesses is or may be subject have been duly and validly authorized, executed and delivered by the Company and constitute the legal, valid and binding agreements of the Company enforceable against it in accordance with their respective terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to enforcement of creditors' rights generally, and general equitable principles relating to the availability of remedies, and except as rights to indemnity or contribution may be limited by federal or state securities laws and the public policy underlying such laws). The descriptions in the Registration Statement of contracts and other documents are accurate and fairly present the information required to be shown with respect thereto by the Act and the Rules and Regulations, and there are no contracts or other documents which are required by the Act or the Rules and Regulations to be described in the Registration Statement or filed as exhibits to the Registration Statement which are not described or filed as required or incorporated therein by reference, and the exhibits which have been filed are complete and correct copies of the documents of which they purport to be copies.

               (vii) Subsequent to the most recent respective dates as of which information is given in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), and except as expressly contemplated therein, the Company has not incurred, other than in the ordinary course of its business, any material liabilities or obligations, direct or contingent, purchased any of its outstanding capital stock, paid or declared any dividends or other distributions on its capital stock or entered into any material transactions not in the ordinary course of business, and there has been no material change in capital stock or debt or any material adverse change in the business, properties, assets, net worth, condition (financial or other), or results of operations or prospects of the Company. The Company (and the manner in which it conducts its business) is not in breach or violation of, or in default under, any term or provision of (A) its certificate of incorporation or bylaws, (B) any indenture, mortgage, deed of trust, voting trust agreement, stockholders' agreement, note agreement or other agreement or instrument to which it is a party or by which it is or may be bound or to which any of its property is or may be subject, or any indebtedness, the effect of which breach or default singly or in the aggregate may have a Material Adverse Effect, or
     (C) any statute, judgment, decree, order, rule or regulation applicable to the Company or of any arbitrator, court, regulatory body, administrative agency or any other governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its activities or properties and the effect of which breach or default singly or in the aggregate may have a Material Adverse Effect.

               (viii) Except as disclosed in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), there is no pending action, suit, proceeding or investigation or threatened action, suit, proceeding or investigation before or by any court, regulatory body or administrative agency or any other governmental agency or body, domestic or foreign, which (A) questions the validity of the capital stock of the Company or this Agreement or of any action taken or to be taken by the Company pursuant to or in connection with this Agreement,
     (B) is required to be disclosed in the Registration Statement which is not so disclosed (and such proceedings, if any, as are summarized in the Registration Statement are accurately summarized in all respects), or (C) may have a Material Adverse Effect.

               (ix) The Company holds and at the Closing Date and any later Option Closing Date, as the case may be, will hold, all franchises, licenses, permits, approvals, certificates and other authorizations from federal, state and foreign and other governmental or regulatory authorities, including, but not limited to, the FDA and any foreign regulatory authorities performing functions similar to those performed by the FDA, necessary to the ownership, leasing and operation of its properties or required for the present conduct of its business, and such franchises, licenses, permits, approvals, certificates and other governmental authorizations are in full force and effect and the Company is in compliance therewith in all material respects except where the failure so to obtain, maintain or comply with would not have a Material Adverse Effect. All of the

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     descriptions in the Registration Statement and Prospectus of the legal and governmental proceedings by or before the FDA or any foreign, state or local government body exercising comparable authority are true, complete and accurate in all material respects.

               (x) The Company is not (i) in violation of its certificate of incorporation or bylaws, or (ii) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any bond, debenture, note or other evidence of indebtedness, which default would have a Material adverse Effect, or (iii) in default in the performance or observance of any contract, indenture, mortgage, loan agreement, joint venture or other agreement or instrument to which it is a party or by which their or any of their properties are bound, which default would have a Material Adverse Effect, or (iv) in violation of any law, order, rule, regulation, writ, injunction, judgment or decree of any court or government agency or body to which the Company is subject, including, but not limited to, the United States Food and Drug Administration (the "FDA").

               (xi) The Company has the duly authorized and validly outstanding capitalization set forth under the caption "Capitalization" in the Registration Statement and Prospectus and will have the adjusted capitalization set forth therein on the Closing Date and the Option Closing Date, as the case may be, based on the assumptions set forth therein. The authorized and outstanding capital stock of the Company conforms to the description thereof contained in the Registration Statement and Prospectus (and such description correctly states the substance of the provisions of the instruments defining the capital stock of the Company). The outstanding shares of capital stock outstanding have been duly authorized and validly issued by the Company and are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, were not issued in violation of any preemptive right, resale right, right of first refusal or similar right. Except as created hereby or referred to in the Prospectus, there are no outstanding options, warrants, rights or other arrangements requiring the Company at any time to issue any capital stock. Except as set forth in the Prospectus, no holders of outstanding shares of capital stock of the Company are entitled as such to any preemptive right, co-sale right, right of first refusal or other rights to subscribe for any of the Shares and neither the filing of the registration statement nor the offering or sale of the Shares as contemplated by this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to, the registration of any securities of the Company. The Shares have been duly authorized; and on the Closing Date or the Option Closing Date (as the case may be), after payment therefor in accordance with the terms of this Agreement, (A) the Firm Shares and the Additional Shares to be sold by the Company hereunder will be validly issued, fully paid and nonassessable, and (B) good and marketable title to the Shares will pass to the Underwriters on the Closing Date or the Option Closing Date (as the case may be) free and clear of any lien, encumbrance, security interest, claim or other restriction whatsoever. The Common Stock is registered pursuant to Section 12(g) of the Exchange Act. The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act, nor has the Company received any notification that the Commission is contemplating terminating

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     such registration or listing.  The Company has received, subject to notice of issuance, approval to have the Shares quoted on the National Market System of the National Association of Securities Dealers' Automated Quotation System and the Company knows of no reason or set of facts which is likely to adversely affect such approval.

               (xii) The financial statements and the related notes and schedules thereto included in the Registration Statement and the Prospectus fairly present the financial condition, results of operations, stockholders' equity and cash flows of the Company at the dates and for the periods specified therein. Such financial statements and the related notes and schedules thereto have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise noted therein) and such financial statements as are audited have been examined by KPMG Peat Marwick LLP, who are independent public accountants within the meaning of the Act and the Rules and Regulations, as indicated in their reports filed therewith. The selected financial information and statistical data included in the Registration Statement and the Prospectus present fairly the information shown and have been prepared on a basis consistent with the financial statements presented therein.

               (xiii) Except as set forth in the Prospectus under the captions "Risk Factors - Dependence on Patents and Proprietary Rights" and "Business
     - Patents and Proprietary Rights," (i) the Company owns or possesses valid and enforceable licenses for all inventions, patents, patent applications, trademarks (registered or unregistered), trademark applications, tradenames, copyrights, manufacturing processes, formulae, trade secrets, know-how, and other intangible property and assets (collectively, "Intellectual Property") necessary to the conduct of its business now conducted as described in the Prospectus and the Company is not aware of any facts which would form a reasonable basis for a claim that the Company does not own or possess valid and enforceable licenses for all Intellectual Property necessary to the conduct of the Company's business proposed to be conducted as described in the prospectus; (ii) the Company has no knowledge that it lacks or will be unable to obtain any rights or licenses to use any of the Intellectual Property necessary to conduct the businesses now conducted or proposed to be conducted by it as described in the Prospectus;
     (iii) the Company believes that there are no third parties who have or will be able to establish rights to any of the Intellectual Property, except for the ownership rights of the owners of the Intellectual Property which is licensed to the Company and except for the rights of secured parties under security interests disclosed in the Prospectus; (iv) the Company's rights in patents which it co-owns with Research Foundation of State University of New York (the "Foundation"), namely Nos. 5,356 and 5,502,081 (the "Co-Owned Patents") arose out of the certain Research Agreement dated February 3, 1987, between Medchem Products, Inc. and the Foundation, out of which the Company now holds an undivided one-half ownership interest in the Co-Owned Patents, as well as a worldwide, exclusive license to make, use, sell and sublicense the technologies covered by the Co-Owned Patents; (v) to the Company's knowledge, there is no infringement by third parties of any of the Intellectual Property; (vi) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the Company's rights of title or other interest in or to any Intellectual Property, and the Company is unaware of any facts

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     which would form a reasonable basis for any such claim; (vii) there is no pending, or, to the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the validity and scope of any Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (viii) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others that the Company or its products or processes infringe or otherwise violate any patent, trademark, copyright, trade secret or other proprietary right of others, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (ix) to the Company's knowledge, there are no grounds for an interference proceeding before the USPTO in relation to any of the patents or patent applications currently owned by the Company; (x) to the Company's knowledge, there are no facts which would bar the grant of a patent from each of the patent applications within the Intellectual Property; (xi) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by any current or former employee, consultant or agent of the Company seeking either ownership rights to any invention or compensation from the Company for any invention made by such employee, consultant or agent in the course of his/her employment with the Company, nor, to the Company's knowledge, can any such action, suit, proceeding or claim, if instituted, be sustained; and (xii) there is no act or omission of which the Company is aware that may render any patent or patent application within the Intellectual Property unpatentable, unenforceable or invalid. The Prospectus fairly and accurately describes the Company's rights with respect to the Intellectual Property.

               (xiv) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities under the Registration Statement (other than those that have been disclosed in the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), that have not been waived with respect to the Registration Statement.

               (xv) Since its inception, the Company has not incurred any material liability arising under or as a result of the application of the provisions of the Act.

               (xvi) Neither the Company nor any of its officers, directors or affiliates (within the meaning of the Rules and Regulations) has taken, directly or indirectly, any action designed to stabilize or manipulate the price of any security of the Company, or which has constituted or which might in the future reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of the Shares or otherwise.

               (xvii) The Company has good and marketable title to, or valid and enforceable leasehold interests in, all properties and assets owned or leased by it, free and clear of all liens, encumbrances, security interests, claims, restrictions, equities, claims and defects, except (A) such as are described in the Registration Statement and Prospectus, or such as do not materially adversely affect the value of any of such properties or assets taken as a whole and do not materially interfere with the use made and proposed to be made of any of such properties or assets, and (B) liens for taxes not yet due and payable as to which appropriate reserves have been established and reflected in the financial statements included in the Registration Statement. The Company owns or leases all such properties as are necessary to its operations as now conducted, and as proposed to be conducted as set forth in the Registration Statement and the Prospectus; and the properties and business of the Company conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus. All the material leases and subleases of the Company, and under which the Company holds properties or assets as lessee or sublessee, constitute valid leasehold interests of the Company free and clear of any lien, encumbrance, security interest, restriction, equity, claim or defect, are in full force and effect, and the Company is not in default in respect of any of the material terms or provisions of any such material leases or subleases, and the Company does not have notice of any claim which has been asserted by anyone adverse to the Company's rights as lessee or sublessee under either the material lease or sublease, or affecting or questioning the Company's right to the continued possession of the leased or subleased premises under any such material lease or sublease, which may have a Material Adverse Effect.

               (xviii) The Company is (i) in compliance with any and all applicable United States, foreign, state and local environmental laws, rules, regulations, treaties, statutes and codes promulgated by any and all governmental authorities relating to the protection of human health and safety, the environment or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business as currently conducted, and (iii) is in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permit licenses or other approvals would not, individually or in the aggregate, have a Material Adverse Effect. No action, proceeding, revocation proceeding, writ, injunction or claim is pending or threatened relating to the Environmental Laws or to the Company's activities involving Hazardous Materials. "Hazardous Materials" means any material or substance (i) that is prohibited or regulated by any environmental law, rule, regulation, order, treaty, statute or code promulgated by any governmental authority, or any amendment or modification thereto, or (ii) that has been designated or regulated by any governmental authority as radioactive, toxic, hazardous or otherwise a danger to health, reproduction or the environment. The Company has not engaged in the generation, use, manufacture, transportation or storage of any Hazardous Materials on any of the Company's properties or former properties, except where such use, manufacture, transportation or storage is in compliance with Environmental Laws. No Hazardous Materials have been treated or disposed of on any of the Company's properties or on properties formerly owned or leased by the Company or Subsidiaries during the time of such ownership or lease, except in compliance with Environmental Laws. No spills, discharges, releases, deposits, emplacements, leaks or disposal of any Hazardous Materials have occurred on or under or have emanated from any of the Company's properties or former properties during the time of the Company's ownership or lease thereof and except as disclosed in the Prospectus, the Company is not aware of any spills, discharges, releases, deposits, emplacements, leaks or disposal of any Hazardous Materials that have occurred on or under or have emanated from any of the Company's or Subsidiaries' properties or former properties prior to the Company's or Subsidiaries' ownership or lease thereof.

               (xix) The Company has obtained agreements from each person who is a director or officer of the Company or who owns more than 5% of the outstanding shares of Common Stock and each Selling Stockholder providing that such person will not, for a period of 180 days after the date of the Prospectus (the "Lock-up Period"), without the prior written consent of Furman Selz LLC, directly or indirectly, offer, sell, solicit an offer to buy, make any short sale, pledge, contract to sell, grant any option to purchase, or otherwise dispose of or transfer, any shares of Common Stock beneficially owned as of the date such lockup agreement is executed (including, without limitation, shares of Common Stock which may be deemed to be beneficially owned in accordance with the Rules and Regulations and shares of Common Stock which may be issued upon exercise of a stock option or warrant) or any securities convertible into or exercisable or exchangeable for, or any rights to purchase or acquire, shares of Common Stock now owned or hereafter acquired directly by such beneficial owner or with respect to which such beneficial owner has or acquired the power of disposition, otherwise than by (a) as a distribution to partners or stockholders of such beneficial owner, provided that the distributees thereof agree in writing to be bound by the terms of this restriction or
     (b) pursuant to a bona fide gift to any person or other entity which agrees in writing to be bound by this restriction. Furthermore, such person or entity has also agreed and consented to the entry of stop transfer instructions with the Company's transfer agent against the transfer of shares of Common Stock held by such person or entity, except in compliance with the foregoing restriction. The Company has provided to counsel for the Underwriters a complete and accurate list of all stockholders of the Company and the number and type of securities held by each securityholder. The Company has provided to counsel for the Underwriters true, accurate and complete copies of all of the agreements pursuant to which its officers, directors and stockholders have agreed to such or similar restrictions (individually, a "Lock-up Agreement," and together, the "Lock-up Agreements") presently in effect or effected hereby. The Company hereby represents and warrants that it will not release any of its officers, directors or other stockholders from any Lock-up Agreements currently existing or hereafter effected without the prior written consent of Furman Selz LLC.

               (xx) The Company has timely and properly filed with the Commission all reports and other documents required to have been filed by it with the Commission pursuant to the Act and the Rules and Regulations. True and complete copies of all such reports and other documents have been delivered to you.

               (xxi) There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company or the Subsidiaries to or for the benefit of any of the officers or directors of the Company or any of the members of the families of any of them that are required to be disclosed in the Registration Statement, the Offering Memorandum and the Prospectus that are not so disclosed. Except as disclosed in Prospectus, there are no business relationships or related party transactions required to be disclosed therein by Item 404 of Regulation S-K of the Commission.

               (xxii) The Company maintains insurance of the types and in amounts which it reasonably believes to be adequate for its business in such amounts and with such deductibles as is customary for companies in the same or similar business, all of which insurance is in full force and effect.

               (xxiii) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

               (xxiv) No labor disturbance by the employees of the Company exists or is imminent which may have a Material Adverse Effect.

               (xxv) The Company is in compliance with all provisions of Florida Statutes (S)517.075 and the regulations thereunder, relating to issuers doing business with Cuba.

               (xxvi) The Company has not at any time during the last five years (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any foreign, United States or state governmental officer or official, or other person charged with similar public of quasi-public duties, other than payments required or permitted by the laws of the United States.

               (xxvii) The Company has filed all necessary federal, state and local income, franchise and other material tax returns and has paid all taxes shown as due thereunder, and the Company has no knowledge of any tax deficiency which might be assessed against the Company which, if so assessed, may have a Materially Adverse Effect.

               (b) Each Selling Stockholder severally represents and warrants to, and agrees with, the several Underwriters that:

               (i) Such Selling Stockholder has full legal right, power and authority to enter into this Agreement, the Power of Attorney in the form heretofore furnished to you (the "Power of Attorney") and the Custody Agreement in the form heretofore furnished to you (the "Custody Agreement"). Each of this Agreement, the Power of Attorney and the Custody Agreement has been duly executed and delivered by such Selling Stockholder, and (assuming this Agreement is a binding agreement of yours) constitutes the valid and binding agreement of such Selling Stockholder, enforceable against such Selling Stockholder in accordance with their respective terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting the enforcement of creditor's rights and the application of equitable principles relating to the availability of remedies, and except as rights to indemnity or contribution may be limited by federal or state securities law and the public policy underlying such laws).

               (ii) None of the execution, delivery or performance of this Agreement, the Power of Attorney and the Custody Agreement and the consummation of the transactions herein and therein contemplated, will conflict with or result in a breach of, or default under, any indenture, mortgage, deed of trust, voting trust agreement, stockholders' agreement, note agreement, or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is or may be bound or to which any of his or its property is or may be subject, or any statute, judgment, decree, order, rule or regulation applicable to such Selling Stockholder of any government, arbitrator, court, regulatory body or administrative agency or other governmental agency or body, domestic or foreign, having jurisdiction over such Selling Stockholder or any of his activities or properties.

               (iii) At the date hereof such Selling Stockholder has, and at the time of delivery of the Shares to be sold by such Selling Stockholder to the several Underwriters, such Selling Stockholder will have, full right, power and authority to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder hereunder. At the date hereof such Selling Stockholder is, and at the time of delivery of the Shares to be sold by such Selling Stockholder, such Selling Stockholder will be, the lawful owner of and has and will have, good and marketable title to such Shares free and clear of any liens, encumbrances, security interests, claims, community property rights, restrictions on transfer or other defects in title. Upon delivery of and payment for the Shares to be sold by such Selling Stockholder hereunder, good and marketable title to such Shares will pass to the Underwriters, free and clear of any liens, encumbrances, security interests, claims, community property rights, restrictions on transfer or other defects in title. Except as described in the Registration Statement and the Prospectus (or, if there is no Prospectus, the most recent Preliminary Prospectus) or created hereby, there are no outstanding options, warrants, rights, or other agreements or arrangements requiring such Selling Stockholder at any time to transfer any Common Stock to be sold hereunder by such Selling Stockholder.

               (iv) Such Selling Stockholder will not, without the prior written consent of Furman Selz LLC, during the Lock-up Period, directly or indirectly, offer, sell, solicit an offer to buy, make any short sale, pledge, grant any option to purchase, contract to sell or otherwise dispose of, or transfer (collectively, a "Disposition") any Common Stock now owned or hereafter acquired by such Selling Stockholder or with respect to which such Selling Stockholder has or hereafter acquires the power of disposition, otherwise than (i) as a bona fide gift or gifts, provided the donee or donees thereof agree in writing to be bound by this restrictions or (ii) as a distribution to partners or stockholders of the undersigned, provided that the distributees thereof agree in writing to be bound by the terms of this restriction. The foregoing restriction is expressly agreed to preclude the holder of the Common Stock from engaging in any hedging, equity swap or other transaction which is designed to or reasonably expected to lead to or result in a Disposition during the Lock-up Period, even if such Common Stock would be disposed of by someone other than the Selling Stockholder. Such prohibited hedging, equity swap, or other transactions would including, without limitation, any short sale (whether or not against the box), or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any Common Stock or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Common Stock. Such Selling Stockholder also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent against the transfer of the securities held by such Selling Stockholder except in compliance with this restriction.

               (v) Certificates in negotiable form for all Shares to be sold by such Selling Stockholder under this Agreement, together with a stock power or powers duly endorsed in blank by such Selling Stockholder, signature guaranteed by an eligible guarantor institution (bank, stockbroker, savings and loan association or credit union with membership in an approved Medallion Program) pursuant to rule 17Ad-15 promulgated under the Act, have been placed in custody with the custodian for the purpose of effecting delivery hereunder .

               (vi) Such Selling Stockholder has not distributed and will not distribute offering material in connection with the offering and sale of the Shares.

               (vii) Such Selling Stockholder will review the Prospectus and will comply with all agreements and satisfy all conditions on its part to be complied with or satisfied pursuant to this Agreement on or prior to the Closing Date, or any later date on which Option Shares are to be purchased, as the case may be, and will advise one of its Attorneys and Furman Selz LLC prior to the Closing Date or such later date on which Option Shares are to be purchased, as the case may be, if any statement to be made on behalf of such Selling Stockholder in the certificate contemplated by Section 7(j) hereof would be inaccurate if made as of the Closing Date or such later date on which Option Shares are to be purchased, as the case may be.

               (viii) Such Selling Stockholder does not have, or has waived prior to the date hereof, any preemptive right, co-sale right or right of first refusal or other similar right to purchase any of the Shares that are to be sold by the Company or any of the other Selling Stockholders to the Underwriters pursuant to this Agreement; such Selling

     Stockholder does not have, or has waived prior to the date hereof, any registration right or other similar right to participate in the offering made by the Prospectus, other than such rights of participation as have been satisfied by the participation of such Selling Stockholder in the transactions to which this Agreement relates in accordance with the terms of this Agreement; and such Selling Stockholder does not own any warrants, options or similar rights to acquire, and does not have any right or arrangement to acquire, any capital stock, rights, warrants, options or other securities from the Company, other than those described in the Registration Statement and the Prospectus.

               (ix) At the time when the Registration Statement becomes or became effective, and at all times subsequent thereto up to and including the Closing Date and the Option Closing Date, the Registration Statement and any amendments thereto will not contain any untrue statement of a material fact regarding such Selling Stockholder or omit to state a material fact regarding such Selling Stockholder required to be stated therein or necessary in order to make the statements therein regarding such Selling Stockholder not misleading, and the Prospectus (and any supplements thereto) (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) will not contain any untrue statement of a material fact regarding such Selling Stockholder or omit to state a material fact regarding such Selling Stockholder required to be stated therein or necessary in order to make the statements therein regarding such Selling Stockholder, in light of the circumstances under which they were made, not misleading, and such Selling Stockholder is unaware of any material misstatement in or omission from the Registration Statement or the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) or of any material adverse information regarding the business or operations of the Company which is not set forth in the Registration Statement and the Prospectus (or, if the Prospectus is not then in existence, in the most recent Preliminary Prospectus).

               (x) Such Selling Stockholder has not taken, directly or indirectly, any action designed to stabilize or manipulate the price of any security of the Company, or which has constituted or which might in the future reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of the Shares or otherwise.

               (xi) Nothing has come to the attention of such Selling Stockholder to cause each Selling Stockholder to believe that the Company's representations and warranties contained in this Agreement are not accurate.

               (xii) Each Selling Stockholder consents to the use of the Prospectus and any amendment or supplement thereto by the Underwriters and all dealers to whom the Shares may be sold, both in connection with the offering or sale of the Shares and for such period of time thereafter as the Prospectus is required by law to be delivered in connection therewith.

               (xiii) There is not pending or threatened against such Selling Stockholder any action, suit or proceeding which (A) questions the validity of this Agreement or of any action taken or to be taken by such Selling Stockholder pursuant to or in connection with this Agreement or (B) is required to be disclosed in the Registration Statement which is not so disclosed, and such actions, suits or proceedings as are summarized in the Registration Statement, if any, are accurately summarized.

          3. Purchase, Sale and Delivery of the Shares. On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, (A) the Company agrees to sell to each Underwriter and each Underwriter, severally and not jointly, agrees to purchase from the Company at a purchase price of $___________ per Share, the number of Firm Shares set forth opposite the name of such Underwriter in Column
(1) of Schedule I hereto and (B) each Selling Stockholder, severally and not
       ----------
jointly, agrees to sell to each Underwriter, and each Underwriter, severally and not jointly, agrees to purchase from such Selling Stockholder at a purchase price of $______ per Share, the number of Firm Shares equal to the number of Firm Shares set forth opposite the name of such Underwriter in Column (2) of
Schedule I, multiplied by the number of Firm Shares set forth opposite the name
----------
of such Selling Stockholder in Column (1) of Schedule II and divided by the
                                             -----------
total number of Firm Shares to be sold by all Selling Stockholders, in each case subject to such adjustments to eliminate any fractional shares as the Representatives in their sole discretion shall make.

          Certificates in negotiable form (endorsed in blank or accompanied by stock powers in blank, with signatures appropriately guaranteed, and any funds necessary for the purchase of stock transfer stamps) representing all of the Shares to be sold by the Selling Stockholders have been placed in custody under a Custody Agreement and each Selling Stockholder has duly executed and delivered a Power of Attorney appointing [_______________] and [____________________] and each of them as such Selling Stockholder's attorney-in-fact (the "Attorney-in-Fact") with authority to execute this Agreement and to deliver this Agreement on behalf of such Selling Stockholder, to authorize the delivery of the Shares to be sold by such Selling Stockholder hereunder and otherwise to act on behalf of such Selling Stockholder in connection with the transactions contemplated by this Agreement and the Custody Agreement. Each Selling Stockholder agrees that the shares represented by the certificates held in custody for such Selling Stockholder under the Custody Agreement are subject to the interests of the Underwriters hereunder and the arrangements made by such Selling Stockholder for such custody, as well as the appointment by such Selling Stockholder of the Attorney-in-Fact, are, to that extent, irrevocable. Each Selling Stockholder specifically agrees that the obligations of such Selling Stockholder hereunder shall not be terminated, except as otherwise provided herein, by any act of such Selling Stockholder, operation of law or otherwise, whether by the death or incapacity of such Selling Stockholder, if an individual, or by the occurrence of any other event. If any Selling Stockholder, if an individual, should die or become incapacitated, or if any other such event should occur, before the delivery of the Shares hereunder, certificates representing the shares held in custody for such Selling Stockholder shall be delivered pursuant to the terms and conditions of this Agreement and the Custody Agreement, and the actions taken by the Attorney-in-Fact pursuant to the Power of Attorney shall be as valid as if such death, incapacity or other event had not occurred, whether or not the Custodian or the Attorneys-in-Fact shall have received notice of such death, incapacity or other event.

          Delivery of certificates, and payment of the purchase price, for the Firm Shares shall be made at the offices of Furman Selz LLC at 230 Park Avenue, New York, New York 10169, or such other location as shall be agreed upon by the Company and the Representatives. Such delivery and payment shall be made at 10:00 a.m., New York City time, on __________, 1997 or at such other time and date not more than ten business days thereafter as shall be agreed upon by the Representatives and the Company. The time and date of such delivery and payment are herein called the "Closing Date."

          Delivery of the certificates for the Firm Shares shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price for the Firm Shares by certified or official bank checks in New York Clearing House (next day) funds drawn to the order of the Company in the case of Firm Shares sold by it and the Custodian in the case of Firm Shares sold by the Selling Stockholders. The certificates for the Firm Shares to be so delivered will be in definitive, fully registered form, will bear no restrictive legends and will be in denominations and registered in such names as the Representatives shall request, not less than two full business days prior to the Closing Date. The certificates for the Firm Shares will be made available to the Representatives at such office or such other place as the Representatives may designate for inspection, checking and packaging not later than 9:30 a.m., New York time on the business day prior to the Closing Date.

          4. Public Offering of the Shares. It is understood that the Underwriters propose to make a public offering of the Shares at the price and upon the other terms set forth in the Prospectus.

          5.   Covenants of the Company and the Selling Stockholders.

               The Company and the Selling Stockholders covenant and agree with each of the Underwriters that:

               (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the time of execution of this Agreement, and any amendments thereto to become effective as promptly as practicable. If required, the Company will file the Prospectus and any amendment or supplement thereto with the Commission in the manner and within the time period required by Rule 424(b) under the Act. During any time when a prospectus relating to the Shares is required to be delivered under the Act, the Company (A) will comply with all requirements imposed upon it by the Act and the Rules and Regulations to the extent necessary to permit the continuance of sales of or dealings in the Shares in accordance with the provisions hereof and of the Prospectus, as then amended or supplemented, and (B) will not file with the Commission the prospectus or the amendment referred to in the third sentence of Section 2(a)(i) hereof, any amendment or supplement to such prospectus or any amendment to the Registration Statement of which the Representatives shall not previously have been advised and furnished with a copy a reasonable period of time prior to the proposed filing and as to which filing the Representatives shall not have given their consent.

               (b) As soon as the Company is advised or obtains knowledge thereof, the Company will advise the Representatives (A) when the Registration Statement, as amended, has become effective; if the provisions of Rule 430A promulgated under the Act will be relied upon, when the Prospectus has been filed in accordance with said Rule 430A and when any post-effective amendment to the Registration Statement becomes effective;
     (B) of any request made by the Commission for amending the Registration Statement, for supplementing any Preliminary Prospectus or the Prospectus or for additional information, or (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto or the institution or threat of any investigation or proceeding for that purpose, and will use its best efforts to prevent the issuance of any such order and, if issued, to obtain the lifting thereof as soon as possible.

               (c) The Company will (A) use its best efforts to arrange for the qualification of the Shares for offer and sale under the state securities or blue sky laws of such jurisdictions as the Representatives may designate, (B) continue such qualifications in effect for as long as may be necessary to complete the distribution of the Shares, and (C) make such applications, file such documents and furnish such information as may be required for the purposes set forth in clauses (A) and (B); provided,
                                                                 --------
     however, that the Company shall not be required to qualify as a foreign
     -------
     corporation or file a general or unlimited consent to service of process in any such jurisdiction.

               (d) The Company consents to the use of the Prospectus (and any amendment or supplement thereto) by the Underwriters and all dealers to whom the Shares may be sold, in connection with the offering or sale of the Shares and for such period of time thereafter as the Prospectus is required by law to be delivered in connection therewith. If, at any time when a prospectus relating to the Shares is required to be delivered under the Act, any event occurs as a result of which the Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading, or if it becomes necessary at any time to amend or supplement the Prospectus to comply with the Act or the Rules and Regulations, the Company promptly will so notify the Representatives and, subject to Section 5(a)(i) hereof, will prepare and file with the Commission an amendment to the Registration Statement or an amendment or supplement to the Prospectus which will correct such statement or omission or effect such compliance, each such amendment or supplement to be reasonably satisfactory to counsel to the Underwriters.

               (e) As soon as practicable, but in any event not later than 45 days after the end of the 12-month period beginning on the day after the end of the fiscal quarter of the Company during which the effective date of the Registration Statement occurs (90 days in the event that the end of such fiscal quarter is the end of the Company's fiscal year), the Company will make generally available to its security holders, in the manner specified in Rule 158(b) of the Rules and Regulations, and to the Representatives, an earnings statement which will be in the detail required by, and will otherwise comply with, the provisions of Section 11(a) of the Act and Rule 158(a) of the Rules and Regulations, which statement need not be audited unless required by the Act or the Rules and Regulations, covering a period of at least 12 consecutive months after the effective date of the Registration Statement.

               (f) During a period of five years after the date hereof, the Company will furnish to its stockholders, as soon as practicable, annual reports (including financial statements audited by independent public accountants) and unaudited quarterly reports of earnings, and will deliver to the Representatives:

                   (i) concurrently with furnishing such quarterly reports to its stockholders, statements of income of the Company for each quarter in the form furnished to the Company's stockholders and certified by the Company's principal financial or accounting officer;

                    (ii) concurrently with furnishing such annual reports to its stockholders, a balance sheet of the Company as at the end of the preceding fiscal year, together with statements of operations, stockholders' equity, and cash flows of the Company for such fiscal year, accompanied by a copy of the report thereon of independent public accountants;

                    (iii) as soon as they are available, copies of all information (financial or other) mailed to stockholders;

                    (iv) as soon as they are available, copies of all reports and financial statements furnished to or filed with the Commission, the National Association of Securities Dealers, Inc. ("NASD") or any securities exchange;

                    (v) every press release and every material news item or article of interest to the financial community in respect of the Company or its affairs which was released or prepared by the Company; and

                    (vi) any additional information of a public nature concerning the Company or its business which the Representatives may reasonably request.

          During such five-year period, if the Company has active subsidiaries, the foregoing financial statements will be on a consolidated basis to the extent that the accounts of the Company and its subsidiaries are consolidated, and will be accompanied by similar financial statements for any significant subsidiary which is not so consolidated.

               (g) The Company will maintain a Transfer Agent and, if necessary under the jurisdiction of incorporation of the Company, a Registrar (which may be the same entity as the Transfer Agent) for its Common Stock.

               (h) The Company will furnish, without charge, to the Representatives or on the Representatives' order, at such place as the Representatives may designate, copies of the each Preliminary Prospectus, the Registration Statement and any pre-effective or post-effective amendments thereto (three of which copies will be signed and will include all financial statements and exhibits) and the Prospectus, and all amendments and supplements thereto, in each case as soon as available and in such quantities as the Representatives may reasonably request.

               (i) The Company shall not, during the 180 days following the effective date of the Registration Statement, except with your prior written consent as Representatives, file a registration statement covering any of its shares of capital stock.

               (j) The Company shall not, during the Lock-up Period, except with your prior written consent as Representatives, issue, sell, offer or agree to sell, grant, distribute or otherwise dispose of, directly or indirectly, any shares of Common Stock, or any options, rights or warrants with respect to shares of Common Stock, or any securities convertible into or exchangeable for Common Stock, other than (i) the sale of Shares hereunder,
     (ii) the grant of options or the issuance of shares of Common Stock under the Company's stock option plans or stock purchase plan, as the case may be, existing on the date hereof, and (iii) the issuance of shares of Common Stock upon exercise of the currently outstanding options or warrants described in the Registration Statement.

               (k) The Company will use its best efforts to maintain listing of its shares of Common Stock on the Nasdaq National Market.

               (l) Neither the Company nor any of its officers or directors, nor affiliates of any of them (within the meaning of the Rules and Regulations) will take, directly or indirectly, any action designed to, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any securities of the Company.

               (m) The Company will apply the net proceeds of the offering received by it in the manner set forth under the caption "Use of Proceeds" in the Prospectus.

               (n) The Company will timely file all such reports, forms or other documents as may be required from time to time, under the Act, the Rules and Regulations, the Exchange Act, and the rules and regulations thereunder, and all such reports, forms and documents filed will comply as to form and substance with the applicable requirements under the Act, the Rules and Regulations, the Exchange Act and the rules and regulations thereunder.

          6.   Expenses.

          (a) Regardless of whether the transactions contemplated in this Agreement are consummated, and regardless of whether for any reason this Agreement is terminated, the

Company and the Selling Stockholders will pay, and hereby agree to indemnify each Underwriter against, all fees and expenses incident to the performance of the obligations of the Company and the Selling Stockholders under this Agreement, including, but not limited to, (i) fees and expenses of accountants and counsels for the Company and the Selling Stockholders, (ii) all costs and expenses incurred in connection with the preparation, duplication, printing, filing, delivery and shipping of copies of the Registration Statement and any pre-effective or post-effective amendments thereto, any Preliminary Prospectus and the Prospectus and any amendments or supplements thereto (including postage costs related to the delivery by the Underwriters of any Preliminary Prospectus or Prospectus, or any amendment or supplement thereto), this Agreement, the Agreement Among Underwriters, any Selected Dealer Agreement, Underwriters' Questionnaire, Underwriters' Power of Attorney, Custody Agreement and Selling Stockholders' Power of Attorney and all other documents in connection with the transactions contemplated herein, including the cost of all copies thereof,
(iii) fees and expenses relating to qualification of the Shares under state securities or blue sky laws, including the cost of preparing and mailing the preliminary and final blue sky memoranda and filing fees and disbursements and fees of counsel and other related expenses, if any, in connection therewith,
(iv) filing fees of the Commission and the NASD relating to the Shares, (v) any fees and expenses in connection with the quotation of the Shares on the National Association of Securities Dealers Automated Quotations National Market System,
(vi) costs and expenses incident to the preparation, issuance and delivery to the Underwriters of any certificates evidencing the Shares, including transfer agent's and registrar's fees and any applicable transfer taxes incurred in connection with the delivery to the Underwriters of the Shares to be sold by the Company and the Selling Stockholders pursuant to this Agreement and (vii) costs and expenses incident to any meetings with prospective investors in the Shares (other than as shall have been specifically approved by the Representatives to be paid for by the Underwriters).

          (b) If the purchase of the Shares as herein contemplated is not consummated for any reason other than the Underwriters' default under this Agreement or other than by reason of Section 11(a), the Company and the Selling Stockholders shall reimburse the several Underwriters for their out-of-pocket expenses (including reasonable counsel fees and disbursements) in connection with any investigation made by them, and any preparation made by them in respect of marketing of the Shares or in contemplation of the performance by them of their obligations hereunder.

          7. Conditions of the Underwriters' Obligations. The obligation of each Underwriter to purchase and pay for the Shares set forth opposite the name of such Underwriter in Schedule I is subject to the continuing accuracy of the
                       ----------
representations and warranties of the Company and the Selling Stockholders herein as of the date hereof and as of the Closing Date as if they had been made on and as of the Closing Date; the accuracy on and as of the Closing Date of the statements of officers of the Company and the Selling Stockholders made pursuant to the provisions hereof; the performance by the Company and the Selling Stockholders on and as of the Closing Date of their respective covenants and agreements hereunder; and the following additional conditions:

          (a) If the Company has elected to rely on Rule 430A under the Act, the Registration Statement shall have been declared effective, and the Prospectus (containing the information omitted pursuant to Rule 430A) shall have been filed with the Commission not later than the Commission's close of business on the second business day following the date hereof or such later time and date to which the Representatives shall have consented; if the Company does not elect to rely on Rule 430A, the Registration Statement shall have been declared effective not later than 11:00 A.M., New York time, on the date hereof or such later time and date to which the Representatives shall have consented; if required, in the case of any changes in or amendments or supplements to the Prospectus in addition to those contemplated above, the Company shall have filed such Prospectus as amended or supplemented with the Commission in the manner and within the time period required by Rule 424(b) under the Act; no stop order suspending the effectiveness of the Registration Statement or any amendment thereto shall have been issued, and no proceedings for that purpose shall have been instituted or threatened or, to the knowledge of the Company or the Representatives, shall be contemplated by the Commission; and the Company shall have complied with any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise).

          (b) The Representatives shall not have advised the Company that the Registration Statement, or any amendment thereto, contains an untrue statement of fact which, in the Representatives' opinion, is material, or omits to state a fact which, in the Representatives' opinion, is material and is required to be stated therein or is necessary to make the statements therein not misleading, or that the Prospectus, or any supplement thereto, contains an untrue statement of fact which, in the Representatives' opinion, is material, or omits to state a fact which, in the Representatives' opinion, is material and is required to be stated therein or is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (c) On or prior to the Closing Date, the Representatives shall have received from counsel to the Underwriters, such opinion or opinions with respect to the issuance and sale of the Firm Shares, the Registration Statement and the Prospectus and such other related matters as the Representatives reasonably may request and such counsel shall have received such documents and other information as they request to enable them to pass upon such matters.

          (d) On the Closing Date the Underwriters shall have received at no cost to them the opinions, dated the Closing Date, of (i) Goodwin, Procter & Hoar LLP, counsel to the Company ("Company Counsel"), (ii) King & Spalding, special FDA counsel to the Company, (iii) Hamilton, Brook, Smith & Reynolds, P.C., special patent counsel to the Company and (iv) _________, counsel to the Selling Stockholders, in the forms attached hereto at Appendix A, addressed to the Underwriters and with reproduced copies of signed counterparts thereof for each of the Underwriters:

          (e) On or prior to the Closing Date, counsel to the Underwriters shall have been furnished such documents, certificates and opinions as they may reasonably require in order to evidence the accuracy, completeness or satisfaction of any of the representations or warranties of the Company or the Selling Stockholders, or conditions herein contained.

          (f) On the Closing Date, the Underwriters shall have received, a letter from the Accountants addressed to the Company and the Underwriters, dated the Closing Date, confirming that it is an independent certified public accountant with respect to the Company within the meaning of the Act and the Rules and Regulations thereunder and based upon the procedures described in its letter delivered to you concurrently with the execution of this Agreement (herein called the "Original Letter"), but carried out to a date not more than three days prior to the Closing Date, (i) confirming that the statements and conclusions set forth in the Original Letter are accurate as of the Closing Date; and (ii) setting forth any revisions and additions to the statements and conclusions set forth in the Original Letter that are necessary to reflect any changes in the facts described in the Original Letter since the date of such letter, or to reflect the availability of more recent financial statements, data or information. The letter shall not disclose any change, or any development involving a prospective change, in or affecting the business or properties of the Company which, in your reasonable judgment, makes it impracticable or inadvisable to proceed with the public offering of the Shares as contemplated by the Prospectus. In addition, you shall have received from the Accountants a letter addressed to the Company and made available to you for the use of the Underwriters stating that its review of the Company's system of internal accounting controls, to the extent it deemed necessary in establishing the scope of its latest examination of the Company's financial statements, did not disclose any weaknesses in internal controls that it considered to be material weaknesses. All such letters shall be in a form reasonably satisfactory to the Representatives and their counsel.

          (g) On the Closing Date, the Underwriters shall have received a certificate, dated the Closing Date, of the principal executive officer and the principal financial or accounting officer of the Company to the effect that each of such persons has carefully examined the Registration Statement and the Prospectus and any amendments or supplements thereto and this Agreement, and that:

               (i) The representations and warranties of the Company in this Agreement are true and correct, as if made on and as of the Closing Date, and the Company has complied with all agreements and covenants and satisfied all conditions contained in this Agreement on its part to be performed or satisfied at or prior to the Closing Date;

               (ii) No stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted or are pending or, to the best knowledge of each of such persons are contemplated or threatened under the Act and any and all filings required by Rule 424 and Rule 430A have been timely made;

               (iii) The Registration Statement and Prospectus and, if any, each amendment and each supplement thereto, contain all statements and information required to be included therein, and neither the Registration Statement nor any amendment thereto includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading and neither the Prospectus (or any supplement thereto) or any Preliminary Prospectus includes or included any untrue statement of a material fact or omits or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

               (iv) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus up to and including the Closing Date, the Company has not incurred, other than in the ordinary course of its business, any material liabilities or obligations, direct or contingent; the Company has not purchased any of its outstanding capital stock or paid or declared any dividends or other distributions on its capital stock; the Company has not entered into any transactions not in the ordinary course of business; and there has not been any change in the capital stock or long-term debt or any increase in the short-term borrowings (other than any increase in short-term borrowings in the ordinary course of business) of the Company or any material adverse change to the business properties, assets, net worth, condition (financial or other), results of operations or prospects of the Company; the Company has not sustained any material loss or damage to its property or assets, whether or not insured; there is no litigation which is pending or threatened against the Company which is required under the Act or the Rules and Regulations to be set forth in an amended or supplemented Prospectus which has not been set forth; and there has not occurred any event required to be set forth in an amended or supplemented Prospectus which has not been set forth.

              References to the Registration Statement and the Prospectus in this paragraph (g) are to such documents as amended and supplemented at the date of the certificate.

          (h) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus up to and including the Closing Date there has not been (i) any change or decrease specified in the letter or letters referred to in paragraph (f) of this Section 7 or (ii) any change, or any development involving a prospective change, in the business or properties of the Company which change or decrease in the case of clause (i) or change or development in the case of clause (ii) makes it impractical or inadvisable in the Representatives' judgment to proceed with the public offering or the delivery of the Shares as contemplated by the Prospectus.

          (i) No order suspending the sale of the Shares in any jurisdiction designated by you pursuant to Section 5(a)(iii)(A) hereof has been issued on or prior to the Closing Date and no proceedings for that purpose have been instituted or, to your knowledge or that of the Company, have been or are contemplated.

          (j) On the Closing Date, the Underwriters shall have received a certificate, dated the Closing Date, from each Selling Stockholder (which may be signed by the Attorney-in-Fact) to the effect that each of such Selling Stockholders has carefully examined the Registration Statement and the Prospectus and this Agreement, and that:

               (A) The representations and warranties of such Selling Stockholder in this Agreement are true and correct, as if made at and as of the Closing Date, and such Selling Stockholder has complied with all the agreements and satisfied all the conditions to be performed or satisfied by such Selling Stockholder at or prior to the Closing Date; and

               (B) The Registration Statement and Prospectus and, if any, each amendment and each supplement thereto, contain all statements required to be included therein regarding such Selling Stockholder, and none of the Registration Statement nor any amendment thereto includes any untrue statement of a material fact regarding such Selling Stockholder or omits to state any material fact regarding such Selling Stockholder required to be stated therein or necessary to make the statements therein regarding such Selling Stockholder not misleading, and neither the Prospectus (and any supplements thereto) or any Preliminary Prospectus includes or included any untrue statement of a material fact regarding such Selling Stockholder or omits or omitted to state a material fact regarding such Selling Stockholder required to be stated therein or necessary in order to make the statements therein regarding such Selling Stockholder, in light of the circumstances under which they were made, not misleading.

          (k) The Representatives shall have received a Lock-up Agreement from each person who is a director or officer of the Company or who owns more than 5% of the outstanding shares of Common Stock and each Selling Stockholder.

          (l) The Company and the Selling Stockholders shall have furnished the Underwriters with such further opinions, letters, certificates or documents as you or counsel for the Underwriters may reasonably request. All opinions, certificates, letters and documents to be furnished by the Company and the Selling Stockholders will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Underwriters and to counsel for the Underwriters. The Company and the Selling Stockholders shall furnish the Underwriters with conformed copies of such opinions, certificates, letters and documents in such quantities as you reasonably request. The certificates delivered under this Section 7 shall constitute representations, warranties and agreements of the Company and the Selling Stockholders, as the case may be, as to all matters set forth therein as fully and effectively as if such matters had been set forth in Section 2 of this Agreement.

          (m) The Shares have been duly authorized for quotation on the National Association of Securities Dealers Automated Quotation National Market System.

     8.   Indemnification.

          (a) Subject to the provisions of Section 8(e), the Company and the Selling Stockholders, jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, against any and all losses, claims, damages or liabilities, joint or several (and actions in respect thereof), to which such Underwriter or such controlling person may become subject, under the Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or the Prospectus or any Preliminary Prospectus, or any amendment or supplement thereto, or any blue sky application or other document executed by the Company specifically for the purpose of qualifying, or based upon written information furnished by the Company or the Selling Stockholders filed in any state or other jurisdiction in order to qualify, any or all of the Shares under the securities or blue sky laws thereof (any such application, document or information being hereinafter called a "Blue Sky Application"), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements not misleading and will reimburse, as incurred, such Underwriter or such controlling persons for any legal or other expenses incurred by such Underwriter or such controlling persons in connection with investigating, defending or appearing as a third party witness in connection with any such loss, claim, damage, liability or action; provided, however, that the Company and such Selling Stockholder will
           --------  -------
not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in any of such documents in reliance upon and in conformity with information furnished in writing to the Company on behalf of such Underwriter through the Representatives expressly for use therein, and provided, further, that such indemnity with
                               --------  -------
respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) from whom the person asserting any such loss, claim, damage, liability or action purchased Shares which are the subject thereof to the extent that any such loss, claim, damage, liability or action (i) results from the fact that such Underwriter failed to send or give a copy of the Prospectus (as amended or supplemented) to such person at or prior to the confirmation of the sale of such Shares to such person in any case where such delivery is required by the Act and
(ii) arises out of or is based upon an untrue statement or omission of a material fact contained in such Preliminary Prospectus that was corrected in the Prospectus (as amended and supplemented), unless such failure resulted from non-compliance by the Company with Section 5(a)(viii) hereof. The Company and the Selling Stockholders may agree, as among themselves and without limiting the rights of the Underwriters under this Agreement, as to the respective amounts of such liability for which they each shall be responsible, and the provisions of this Section 8(a) shall not affect any such agreement.

          The indemnity agreement in this paragraph (a) shall be in addition to any liability which the Company and the Selling Stockholders may otherwise have.

          (b) Each of the Underwriters agrees severally, but not jointly, to indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Registration Statement, each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and each Selling Stockholder against any and all losses, claims, damages or liabilities (and actions in respect thereof) to which the Company or any such Selling Stockholder, director, officer, or controlling person may become subject, under the Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or the Prospectus or any Preliminary Prospectus, or any amendment or supplement thereto or in any Blue Sky Application, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information furnished in writing by that Underwriter through the Representatives to the Company expressly for use therein; and will reimburse, as incurred, all legal or other expenses reasonably incurred by the Company or any such Selling Stockholder, director, officer, controlling person in connection with investigating or defending any such loss, claim, damage, liability or action. The Company and the Selling Stockholders acknowledge that the statements with respect to the public offering of the Shares set forth under the heading "Underwriting," except for the ____ paragraph thereof, in the Prospectus have been furnished by the Underwriters to the Company expressly for use therein and constitute the only information furnished in writing by or on behalf of the Underwriters for inclusion in the Prospectus. The indemnity agreement contained in this subsection (b) shall be in addition to any liability which the Underwriters may otherwise have.

          (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against one or more indemnifying parties under this Section 8, notify such indemnifying party or parties of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) of this Section 8 or to the extent that the indemnifying party was not adversely affected by such omission. In case any such action is brought against an indemnified party and it notifies an indemnifying party or parties of the commencement thereof, the indemnifying party or parties against which a claim is to be made will be entitled to participate therein and, to the extent that it or they may wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided however, that if the defendants in any such action include both the
-------- -------
indemnified party and the indemnifying party and the indemnified party has reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and otherwise to participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses (other than the reasonable costs of investigation) subsequently incurred by such indemnified party in connection with the defense thereof unless
(i) the indemnified party has employed such counsel in connection with the assumption of such different or additional legal defenses in accordance with the proviso to the immediately preceding sentence, (ii) the indemnifying party has not employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, or (iii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party.

          (d) If the indemnification provided for in this Section 8 is unavailable or insufficient to hold harmless an indemnified party under paragraph (a) or (b) above in respect of any losses, claims, damages, expenses or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) (i) in such proportion as is appropriate to reflect the relative benefits received by each of the contributing parties, on the one hand, and the party to be indemnified, on the other hand, from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of each of the contributing parties, on the one hand, and the party to be indemnified, on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. In any case where the Company and/or any Selling Stockholder are contributing parties and the Underwriters are the indemnified party, the relative benefits received by the Company and/or the Selling Stockholders on the one hand, and the Underwriters, on the other, shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares (before deducting expenses) bear to the total underwriting discounts received by the Underwriters hereunder, in each case as set forth in the table on the cover page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholders or by the Underwriters, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this paragraph (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this paragraph (d), the Underwriters shall not be required to contribute any amount in excess of the underwriting discount applicable to the Shares purchased by the Underwriters hereunder. The Underwriters' obligations to contribute pursuant to this paragraph (d) are several in proportion to their respective underwriting obligations, and not joint. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), (i) each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter and (ii) each director of the Company, each officer of the Company who has signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and each of the Selling Stockholders shall have the same rights to contribution as the Company, subject in each case to this paragraph (d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect to which a claim for contribution may be made against another party or parties under this paragraph (d), notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation (x) it or they may have hereunder or otherwise than under this paragraph (d) or (y) to the extent that such party or parties were not adversely affected by such omission. The contribution agreement set forth above shall be in addition to any liabilities which any indemnifying party may otherwise have.

          (e) Notwithstanding any other provision of this Agreement, the liability of each Selling Stockholder under this Section 8, solely in its capacity as a Selling Stockholder herein and not with respect to any other relationships any of the Selling Stockholders or any of its affiliates may have with the Company, shall not exceed the lesser of (i) the amount equal to the public offering price of the Shares sold by the Selling Securityholder to the Underwriters minus the amount of the underwriting discount paid thereon to the Underwriters by the Selling Stockholder, and (ii) such Selling Stockholder's proportionate share of such liability, determined by dividing the number of shares sold by such Selling Stockholder under this Agreement by the total number of shares of Common Stock sold under this Agreement by the Company and the Selling Stockholders.

     9. Right to Increase Offering. At anytime during a period of 30 days from the date of the Prospectus, the Underwriters, by no less than two business days' prior notice to the Company and the Selling Stockholders may designate a closing (which may be concurrent with, and part of, the closing on the Closing Date with respect to the Firm Shares or may be a second closing held on a date subsequent to the Closing Date, in either case such date shall be referred to herein as the "Option Closing Date") at which the Underwriters may purchase all or less than all of the Additional Shares in accordance with the provisions of this Section 9 at the purchase price per share to be paid for the Firm Shares. In no event shall the Option Closing Date be later than 10 business days after written notice of election to purchase Additional Shares is given.

          The Company and the Selling Stockholders agree, severally and not jointly, to sell to the several Underwriters the respective numbers of Additional Shares obtained by multiplying the number of Shares specified in such notice by a fraction, of which the numerator is in the case of the Company, the maximum number of Additional Shares offered by it, and, in the case of each of the Selling Stockholders, the number of shares set forth opposite the name of each Selling Stockholder set forth in Column (2) of Schedule II hereto, and the
                                                    -----------
denominator is the total number of Additional Shares (subject to adjustment by you to eliminate fractions). Such Additional Shares shall be purchased from the Company and each Selling Stockholder for the account of each Underwriter in the same proportion as the number of Firm Shares set forth opposite the name of such Underwriter in Column (3) of Schedule I bears to the total number of Firm Shares
                             ----------
(subject to adjustment by you to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Firm Shares.

          No Additional Shares shall be sold or delivered unless the Firm Shares previously have been, or simultaneously are, sold and delivered. The right to purchase the Additional Shares or any portion thereof may be surrendered and terminated at any time upon notice by you to the Company.

          Except to the extent modified by this Section 9, all provisions of this Agreement relating to the transactions contemplated to occur on the Closing Date for the sale of the Firm Shares shall apply, mutatis mutandis, to the Option Closing Date for the sale of the Additional Shares.

     10. Representations, etc. to Survive Delivery. The respective representations, warranties, agreements, covenants, indemnities and statements of, and on behalf of, the Company and its officers, the Selling Stockholders and the Underwriters, respectively, set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Underwriters, and will survive delivery of and payment for the Shares. Any successors to the Underwriters shall be entitled to the indemnity, contribution and reimbursement agreements contained in this Agreement.

     11.  Effective Date and Termination.

          (a) This Agreement shall become effective at 11:00 A.M., New York time on the first business day following the date hereof, or at such earlier time after the Registration Statement becomes effective as the Representatives, in their sole discretion, shall release the Shares for the sale to the public unless prior to such time the Representatives shall have received written notice from the Company that it elects that this Agreement shall not become effective, or the Representatives shall have given written notice to the Company that the Representatives on behalf of the Underwriters elect that this Agreement shall not become effective; provided, however, that the provisions of this Section and
                      --------  -------
of Section 6 and Section 8 hereof shall at all times be effective. For purposes of this Section 11(a), the Shares to be purchased hereunder shall be deemed to have been so released upon the earlier of notification by the Representatives to securities dealers releasing such Shares for offering or the release by the Representatives for publication of the first newspaper advertisement which is subsequently published relating to the Shares.

          (b) This Agreement (except for the provisions of Sections 6 and 8 hereof) may be terminated by the Representatives by notice to the Company and the Attorney-in-Fact in the event that the Company or any of the Selling Stockholders have failed to comply in any respect with any of the provisions of this Agreement required on their respective parts to be performed at or prior to the Closing Date or the Option Closing Date, or if any of the representations or warranties of the Company or the Selling Stockholders are not accurate in any respect or if the covenants, agreements or conditions of, or applicable to the Company or the Selling Stockholders herein contained have not been complied with in any respect or satisfied within the time specified on the Closing Date or the Option Closing Date, respectively, or if prior to the Closing Date or the Option Closing Date:

          (i) the Company shall have sustained a loss by strike, fire, flood, accident or other calamity of such a character as to interfere materially with the conduct of the business and operations of the Company takes as a whole regardless of whether or not such loss was insured;

          (ii) trading in the Common Stock shall have been suspended by the Commission or the National Association of Securities Dealers Automated Quotations National Market System or trading in securities generally on the New York Stock Exchange or the National Association of Securities Dealers Automated Quotations National Market System shall have been suspended or a material limitation on such trading shall have been imposed or minimum or maximum prices shall have been established on any such exchange or market system;

          (iii) a banking moratorium shall have been declared by New York or United States authorities;

          (iv) there shall have been an outbreak or escalation of hostilities between the United States and any foreign power or an outbreak or escalation of any other insurrection or armed conflict involving the United States; or

          (v) there shall have been a material adverse change in (A) general economic, political or financial conditions or (B) the present or prospective business or condition (financial or other) of the Company that, in each case, in the Representatives' judgment makes it impracticable or inadvisable to make or consummate the public offering, sale or delivery of the Company's Shares on the terms and in the manner contemplated in the Prospectus and the Registration Statement.

          (c) Termination of this Agreement under this Section 11 or Section 12 after the Firm Shares have been purchased by the Underwriters hereunder shall be applicable only to the Additional Shares. Termination of this Agreement shall be without liability of any party to any other party other than as provided in Sections 6 and 8 hereof.

     12. Substitution of Underwriters. If one or more of the Underwriters shall fail or refuse (otherwise than for a reason sufficient to justify the termination of this Agreement under the provisions of Section 7 or 11 hereof) to purchase and pay for (a) in the case of the Closing Date, the number of Firm Shares agreed to be purchased by such Underwriter or Underwriters upon tender to you of such Firm Shares in accordance with the terms hereof or (b) in the case of the Option Closing Date, the number of Additional Shares agreed to be purchased by such Underwriter or Underwriters upon tender to you of such Additional Shares in accordance with the terms hereof, and the number of such Shares shall not exceed 10% of the Firm Shares or Additional Shares required to be purchased on the Closing Date or the Option Closing Date, as the case may be, then, each of the non-defaulting Underwriters shall purchase and pay for (in addition to the number of such Shares which it has severally agreed to purchase hereunder) that proportion of the number of Shares which the defaulting Underwriter or Underwriters shall have so failed or refused to purchase on such Closing Date or Option Closing Date, as the case may be, which the number of Shares agreed to be purchased by such non-defaulting Underwriter bears to the aggregate number of Shares so agreed to be purchased by all such non-defaulting Underwriters on such Closing Date or Option Closing Date, as the case may be.
In such case, you shall have the right to postpone the Closing Date or the Option Closing Date, as the case may be, to a date not exceeding seven full business days after the date originally fixed as such Closing Date or the Option Closing Date, as the case may be, pursuant to the terms hereof in order that any necessary changes in the Registration Statement, the Prospectus or any other documents or arrangements may be made.

     If one or more of the Underwriters shall fail or refuse (otherwise than for a reason sufficient to justify the termination of this Agreement under the provisions of Section 7 or 11 hereof) to purchase and pay for (a) in the case of the Closing Date, the number of Firm Shares agreed to be purchased by such Underwriter or Underwriters upon tender to you of such Firm Shares in accordance with the terms hereof or (b) in the case of the Option Closing Date, the number of Additional Shares agreed to be purchased by such Underwriter or Underwriters upon tender to you of such Additional Shares in accordance with the terms hereof, and the number of such Shares shall exceed 10% of the Firm Shares or Additional Shares required to be purchased by all the Underwriters on the Closing Date or the Option Closing Date, as the case may be, then (unless within 48 hours after such default arrangements to your satisfaction shall have been made for the purchase of the defaulted Shares by an Underwriter or Underwriters) and subject to the provisions of Section 11(b) hereof, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or on the part of the Company or the Selling Stockholders except as otherwise provided in Sections 6 and 8 hereof. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this paragraph.
Nothing in this Section 12, and no action taken hereunder, shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

     13. Notices. All communications hereunder shall be in writing and if sent to the Representatives shall be mailed or delivered or telegraphed and confirmed by letter or telecopied and confirmed by letter to c/o Furman Selz LLC at 230 Park Avenue, New York, New York 10169, Attention: Syndicate Department or, if sent to the Company, shall be mailed or delivered or telegraphed and confirmed to the Company at 236 West Cummings Park, Woburn, MA 01801, or if sent to the Selling Stockholders, shall be mailed or delivered or telegraphed and confirmed by letter or telecopied and confirmed by letter to [name[s] of Attorney[s]-in-Fact and address].

     14. Successors. This Agreement shall inure to the benefit of and be binding upon the Company, the Selling Stockholders, and each Underwriter and the Company's, the Selling Stockholders' and each Underwriter's respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person, except that the representations, warranties, indemnities and contribution agreements of the Company and the Selling Stockholders contained in this Agreement shall also be for the benefit of any person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and except that the Underwriters' indemnity and contribution agreements shall also be for the benefit of the directors of the Company, the officers of the Company who have signed the Registration Statement, any person or persons, if any, who control the Company within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act and the Selling Stockholders. No purchaser of Shares from the Underwriters will be deemed a successor because of such purchase.

     15. Applicable Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the choice of law or conflict of law principles thereof. Each party hereto consents to the jurisdiction of each court in which any action is commenced seeking indemnity or contribution pursuant to Section 8 above and agrees to accept, either directly or through an agent, service of process of each such court.

     16. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same instrument.

     If the foregoing correctly sets forth our understanding, please indicate the Underwriters' acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between us.

                                    Very truly yours,

                                    ANIKA THERAPEUTICS, INC.


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                    SELLING STOCKHOLDERS


                                    By:
                                       -----------------------------------------
                                       As Attorney-in-Fact for
                                       the Selling Stockholders named in
                                       Schedule II hereto
                                       -----------

Accepted as of the date first
above written:

FURMAN SELZ LLC

By:  Furman Selz LLC
Acting on its own behalf and as one of
the Representatives of the
several Underwriters referred to
in the foregoing Agreement

By:
   ------------------------------------
Title:
      ---------------------------------

VOLPE, BROWN, WHELAN & COMPANY LLC

By:  Volpe, Brown, Whelan & Company LLC
Acting on its own behalf and as one of the
Representatives of the several Underwriters
referred to in the foregoing Agreement

By:
   ------------------------------------
Title:
      ---------------------------------

LEERINK, SWANN, GARRITY, SALLAMI, YAFFEE & WYNN, INC.

By:  Leerink Swann & Company
Acting on its own behalf and as one of the
Representatives of the several Underwriters
referred to in the foregoing Agreement

By:
   ------------------------------------
Title:
      ---------------------------------

                                  SCHEDULE I
                                  ----------

                                 UNDERWRITERS

               Underwriting Agreement dated ______________, 1997



                                                      (2)           (3)
                                      (1)         Number of Firm   Aggregate
                                 Number of Firm    Shares to be     Number of
                                  Shares to be    Purchased from   Firm Shares
                                 Purchased from     the Selling      to be
                                  the Company      Stockholders     Purchased
                                 --------------   --------------   -----------
Name and Address
----------------
Furman Selz LLC................
                                 --------------   --------------   -----------

Volpe, Brown, Whelan & Company
 LLC...........................
                                 --------------   --------------   -----------
Leerink, Swann, Garrity,
 Sallami, Yaffee & Wynn, Inc...
                                 --------------   --------------   -----------



                                 --------------   --------------   -----------
Total..........................
                                 ==============   ==============

                                  SCHEDULE II
                                  -----------

                              SELLING STOCKHOLDERS

                                                  (1)             (2)
                                                             Maximum Number
                                                                   of
             Name and Address of              Firm Shares   Additional Shares
             Selling Stockholder              to be Sold       to be Sold
             -------------------              -----------   -----------------
Axiom Venture Partners Limited Partnership        500,000
c/o Axiom Venture Partners
City Place II, 17th Floor
185 Asylum Street
Hartford, CT 06103
                                                  -------   -----------------
Total.......................................      500,000
                                                  =======   =================

                                   APPENDIX A


1.   Opinion of Counsel to the Company
     ---------------------------------

     (i) The Company (A) is a duly incorporated and validly existing corporation in good standing under the laws of its jurisdiction of incorporation with full power and authority (corporate and other) to own or lease its properties and to conduct its business as described in the Prospectus, and (B) is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction (x) in which the conduct of its business requires such qualification (except for those jurisdictions in which the failure so to qualify can be cured without having a Material Adverse Effect) and (y) in which it owns or leases property;

     (ii) The authorized capital stock of the Company consists of ______ shares of Preferred Stock, of which there are no outstanding shares, and ______ shares of Common Stock, $.1 par value, of which there are outstanding ___ shares (including the Shares plus the number of Option Shares issued on the date hereof) [and such additional number of shares, if any, as may have been issued after ___ and prior to the Closing Date, pursuant to ________]; The Company does not own or control, directly or indirectly, any corporation, association or other entity; the securities of the Company conform in all material respects to the description thereof contained in the Prospectus; the issued and outstanding shares of Common Stock have been duly authorized and validly issued by the Company, are fully paid and nonassessable and have been issued in compliance with all federal and state securities laws and have not been issued in violation of any preemptive right, co-sale right, registration right, right of first refusal or other similar right known to such counsel, and are free of any such rights;

     (iii) The Company has duly authorized the issuance and sale of the Shares to be sold by it hereunder; such Shares, when issued by the Company and paid for in accordance with the terms hereof, will be validly issued, fully paid and nonassessable and will conform in all material respects to the description thereof contained in the Prospectus and will be sold free and clear of any pledge, lien, security interests, encumbrance, claim, or equitable interest, and, to the best knowledge of such counsel, not in violation of or subject to any preemptive right, co-sale right, registration right, right of first refusal or other similar right, which rights have not previously been waived, in connection with the purchase or sale of any of the Shares and the Shares have been duly authorized for quotation on the National Association of Securities Dealers Automated Quotation National Market System;

     (iv) The Registration Statement is effective under the Act; any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b) and any required filing of an abbreviated registration statement pursuant to Rule 462(b) of the Rules and Regulations has been made in the manner and within the time period required by such rule 462(b); and no stop order suspending the effectiveness of the Registration Statement or any amendment thereto has been issued, and no proceedings for that purpose have been instituted or are pending or, to the best knowledge of such counsel, are threatened or contemplated under the Act;

     (v) The Registration Statement originally filed with respect to the Shares and each amendment thereto and the Prospectus and, if any, each amendment and supplement thereto (except for the financial statements, schedules and other financial data included therein, as to which such counsel need not express any opinion), complied as to form in all material respects with the requirements of the Act and the Rules and Regulations; the descriptions contained and summarized in the Registration Statement and the Prospectus of contracts and other documents, are accurate and fairly represent in all material respects the information required to be shown by the Act and the Rules and Regulations;

     (vi) To the best knowledge of such counsel, there are no contracts or documents which are required by the Act to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement which are not described or filed as required by the Act and the Rules and Regulations; to the best knowledge of such counsel, there is not pending or threatened against the Company any action, suit, proceeding or investigation before or by any court, regulatory body, or administrative agency or any other governmental agency or body, domestic or foreign, of a character required to be disclosed in the Registration Statement or the Prospectus which is not so disclosed therein; and the statements set forth under the headings "Risk Factors -Dependence on Marketing Partners," "Risk Factors - Possible Adverse Effect of Certain Anti-Takeover Provisions," "Business - Environmental Laws," ["Business - [Partner Agreements],"] the third paragraph of "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Management - Employment Agreements," "Management - 1993 Stock Option Plan" and "Description of Capital Stock," "Shares Eligible for Future Sale" and "Certain Transactions" and Items 14 and 15 of the Registration Statement in the Prospectus, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, provide an accurate summary of such legal matters, documents and proceedings;

     (vii) The Company has full legal right, power, and authority to enter into this Agreement and to consummate the transactions provided for herein; this Agreement has been duly authorized, executed and delivered by the Company; and this Agreement, assuming due authorization, execution and delivery by each other party hereto, is a valid and binding agreement of the Company, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws now or hereafter in effect relating to or affecting creditors' rights generally or by general principles of equity relating to the availability of remedies and except as rights to indemnity and contribution may be limited by federal or state securities laws or the public policy underlying such laws.

     (viii) None of the Company's execution or delivery of this Agreement, its performance hereof, its consummation of the transactions contemplated herein or its application of the net proceeds of the offering in the manner set forth under the caption "Use of Proceeds", conflicts or will conflict with or results or will result in any breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon, any property or assets of the Company pursuant to the terms of the certificate of incorporation or by-laws of the Company; the terms of any indenture, mortgage, deed of trust, voting trust agreement, stockholder's agreement, note agreement or other agreement or instrument known to such counsel after reasonable investigation to which the Company is a party or by which it is or may be bound or to which any of its properties may be subject; any statute, rule or regulation of any regulatory body or administrative agency or other governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its activities or properties; or any judgment, decree or order, known to such counsel after reasonable investigation, of any government, arbitrator, court, regulatory body or administrative agency or other governmental agency or body, domestic or foreign, having such jurisdiction; and no consent, approval, authorization or order of any court, regulatory body or administrative agency or other governmental agency or body, domestic or foreign, has been or is required for the Company's performance of this Agreement or the consummation of the transactions contemplated hereby, except such as have been obtained under the Act or may be required under state securities or blue sky laws in connection with the purchase and distribution by the Underwriters of the Shares;

     (ix) To the best of such counsel's knowledge, the conduct of the businesses of the Company is not in violation of any federal, state or local statute, administrative regulation or other law, which violation is likely to have a Material Adverse Effect; and the Company has obtained all franchises, licenses, permits, approvals, certificates and other authorizations from federal, state and foreign and other governmental or regulatory authorities, including, but not limited to, the FDA and any foreign regulatory authorities performing functions similar to those performed by the FDA, as are necessary or required for the ownership, leasing and operation of its properties and the conduct of its business as presently conducted and as contemplated in the Prospectus;

     (x) The statements in the Registration Statement and the Prospectus summarizing statutes, rules and regulations, including the Massachusetts general corporation law, and the description of the certificate of incorporation and bylaws are accurate and fairly and correctly present the information required to be presented by the Act or the Rules and Regulations in all material respects; and such counsel does not know of any statutes, rules or regulations required to be described in the Registration Statement or the Prospectus that are not described or referred to therein as required;

     (xi) The Company is not in violation of its certificate of incorporation or bylaws, and to the best of such counsel's knowledge, the Company is not in breach of or default with respect to any provision of any agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument by which it or any of its properties may be bound or affected, except where such default would not materially adversely affect the Company and, to the best of such counsel's knowledge, the Company is in compliance with all laws, rules, regulations, judgments, decrees, orders and statutes of any court or jurisdiction to which it is subject, except where noncompliance would not materially adversely affect the Company;

     (xii) To the best of such counsel's knowledge, except as set forth in the Registration Statement and Prospectus, no holders of shares of Common Stock or other securities of the Company have registration rights with respect to securities of the Company and, except as set forth in the Registration Statement and Prospectus, all holders of securities of the Company have registration rights with respect to shares of Common Stock or other securities have, with respect to the offering contemplated hereby, waived such rights or such rights have otherwise been waived or such rights have expired by reason of lapse of time following notification of the Company's intent to file the Registration Statement.

     (xiii) No transfer taxes are required to be paid in connection with the sale or delivery to the Underwriters of the Firm Shares or the Option Shares;

     (xiv) The Company will not, upon consummation of the transactions contemplated by this Agreement, be an "investment company," or a "promotor" or "principal underwriter" for, a "registered investment company," as such terms are defined in the Investment Company Act of 1940, as amended;

     In addition, such counsel shall state that in the course of the preparation of the Registration Statement and the Prospectus, such counsel has participated in conferences with officers and representatives of the Company and with the Company's independent public accountants, at which conferences such counsel made inquiries of such officers, representatives and accountants and discussed the contents of the Registration Statement and the Prospectus and (without taking any further action to verify independently the statements made in the Registration Statement and the Prospectus and, except as stated in the foregoing opinion, without assuming responsibility for the accuracy, completeness or fairness of such statements) nothing has come to such counsel's attention that causes such counsel to believe that either the Registration Statement as of the date it is declared effective and as of the Closing Date or the Prospectus as of the date thereof and as of the Closing Date contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading (it being understood that such counsel need not express any opinion with respect to the financial statements, schedules and other financial data included in the Registration Statement or the Prospectus).

     In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and public officials and, as to matters involving the application of laws of any jurisdiction other than the Commonwealth of Massachusetts, State of Delaware or the United States.

     References to the Registration Statement and the Prospectus in this paragraph (d) shall include any amendment or supplement thereto at the date of such opinion.

2.   Opinion of FDA Counsel
     ----------------------


     King & Spalding shall indicate that they served as special counsel to the Company with respect to FDA matters and shall opine that:

          I. The statements in the Prospectus under the captions "Risk Factors -- Comprehensive Government Regulation; No Assurance of FDA Approval" and "Business -- Government Regulation," insofar as such statements purport to summarize applicable provisions of the Food, Drugs and Cosmetics Act and the regulations promulgated thereunder, are accurate summaries in all material respects of the provisions purported to be summarized under such captions in the Prospectus; and

          II. No facts have come to such counsel's attention which causes such counsel to believe that the statements in the Prospectus under the captions "Risk Factors -- Comprehensive Government Regulation; No Assurance of FDA Approval" and "Business -- Government Regulation," insofar as such statements relate to FDA regulatory matters, at the time the Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or as of the date hereof contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          Such counsel may advise you that, in rendering their opinion, they have relied on certain factual representations of the Company and that they have not independently verified the accuracy and completeness of such representations.

          References to the Registration Statement and the Prospectus in this paragraph (d) shall include any amendment or supplement thereto at the date of such opinion.

3.   Opinion of Patent Counsel
     -------------------------

          For the purposes of rendering the opinions set forth below, such counsel shall have reviewed the following (collectively the "Documents"):

          1.   the Underwriting Agreement;

          2. that certain Form SB-2 as filed by the Company with the Securities and Exchange Commission on [insert date], together with any and all exhibits;

          3.   the Company's Prospectus dated [insert date];

          4. the patents and patent applications listed on Schedule 1 attached hereto, which include all of the patents and patent applications held by the Company (the "Patents and Patent Applications") and which are divided into category A, which are the patents and patent applications owned by the Company (collectively, the "Owned Patent Rights") collectively, and category B, which are the patents and patent applications licensed by the Company (collectively, the "Licensed Patent Rights");

          5. copies of the license agreements listed on Schedule 2 attached hereto (collectively, the "License Agreements");

          6. copies of assignments relevant to ownership of the Patents and Patent Applications;

          7. the results of searches in the United States Patent and Trademark Office ("USPTO"), completed on ____________ [date must be just prior to the date of the opinion] in relation to the USPTO's record of title to the United States patents and patent applications within the Patents and Patent Applications;

          8. the results of a search of the Uniform Commercial Code ("UCC") records of the following jurisdictions [insert details of the state(s) and county/counties] completed on ________ [date must be just prior to the date of the opinion] against the current and former names of the Company and the licensors specified in the License Agreements (collectively, the "Licensors") [other potential UCC searches to be discussed];

          9. a litigation search of the ________ database completed on ___________ [date must be just prior to the date of the opinion];

          10. any and all references cited to, or by, the USPTO during the prosecution of the United States patents and patent applications included within the Patents and Patent Applications;

          11. the documents referred to in those certain opinions of this firm copies of which are attached as Exhibits hereto;

          12.  the internal files of this firm pertaining to the Company.

          [insert details of other documents upon which counsel has relied in preparing this opinion]

          Whenever such counsel's opinions are qualified by the phrase "to our best knowledge," except as may be further qualified below, such language means that based upon the Documents, the actual knowledge of attorneys within such firm (i.e., not including matters as to which such attorneys could be deemed to have constructive knowledge) and inquiries of officers, directors and employees of the Company, such counsel believes that such opinions are factually correct.

               (a) To such counsel's best knowledge, the Company is the sole owner of the Owned Patent Rights and has obtained valid, currently effective licenses to the Licensed Patent Rights pursuant to the License Agreements.

               (b) The Company is listed in the records of the USPTO as the sole owner of the United States patents and patent applications within the Owned Patent Rights.

               (c) The Licensors are listed in the records of the USPTO as the sole owners of the United States patents and patent applications within the Licensed Patent Rights.

               (d) To such counsel's best knowledge, the Company has good and marketable title to the Owned Patent Rights, free of any liens, pledges, claims, security interests or other encumbrances.

               (e) To such counsel's best knowledge, the Licensors have good and marketable title to the Licensed Patent Rights, free of any liens, pledges, claims, security interests or other encumbrances, except for the licenses granted to the Company and the Subsidiaries pursuant to the License Agreements.

               (f) To such counsel's best knowledge, there are no facts which would preclude the grant of a patent from each of the patent applications within the Patents and Patent Applications.

               (g) To such counsel's best knowledge, the Company has complied with USPTO's duty of candor and disclosure for each of the United States patents and patent applications included in the Patents and Patent Applications.

               (h) To such counsel's best knowledge, except as disclosed in the Prospectus, there are no facts which form a basis for a finding of unenforceability or invalidity of any of the claims of the Patents and Patent Applications. Specifically, in relation to U.S. patent no. 4,937,270 entitled "Water Insoluble Derivatives of Hyaluronic Acid" issued on June 26, 1990 (the "Hamilton Patent"), based on the analysis set forth in this firm's letter to the Company dated January 18, 1994, a copy of which is attached hereto as Exhibit A, except as disclosed in the
                                 ---------
     Prospectus, the Hamilton Patent and the disclosures made therein do not invalidate any of the Patents and Patent Applications. Additionally, in relation to U.S. patent no. 5,017,229 entitled "Water Insoluble Derivatives of Hyaluronic Acid" issued on May 21, 1991 (the "Burns Patent"), based on the analysis set forth in this firm's letter to the Company dated January 18, 1994, a copy of which is attached hereto as Exhibit B, except as
                                                     ---------
     disclosed in the Prospectus, the Burns patent and the disclosures made therein do not invalidate any of the Patents and Patent Applications.

               (i) To our best knowledge, at all times prior to the effective date of the Registration Statement, the Company has qualified as a "small entity" as defined in 37 CFR (S) 1.9. To our best knowledge, there were no or omissions made in statements to or filings with the USPTO as to the Company's status as a "small entity" or as to any change of status or transfer of any of the United States patents and patent applications included within the Patents and Patent Applications.

               (j) To such counsel's best knowledge, no one other than the Company and the Licensors have or will be able to establish any rights of title or other interest to any of the Patents and Patent Applications, trademarks (either registered and unregistered), trade names, copyrights or trade secrets described in the Prospectus as being owned or licensed by the Company or its Sublicensees (collectively, the "Intellectual Property").

               (k) To such counsel's best knowledge, there are no facts known to us that indicate that the Company lacks or will be unable to obtain any rights or licenses which are necessary for its business as described in the Prospectus.

               (l) There is no pending or, to such counsel's best knowledge, threatened action, suit, proceeding or claim by others challenging the Company's or its Subsidiaries' ownership or license rights in or to any of the Intellectual Property.

               (m) Except as disclosed in the Prospectus, there is no pending or, to our best knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any of the Intellectual Property.

               (n) There is no pending or, to such counsel's best knowledge, threatened action, suit, proceeding or claim by the Company that a third party has or will infringe or otherwise violate any of the Intellectual Property.

               (o) There is no pending or, to such counsel's best knowledge, threatened action, suit, proceeding or claim by any third party that the Company or its products and processes infringe or otherwise violate any patent, trademark, copyright, trade secret, or other right of such third party. Specifically:

                    (i) Based on the analysis set forth in this firm's letter to the Company dated January 14, 1994, a copy of which is attached hereto as Exhibit A, the Company and its products and processes do not
                    ---------
          infringe the Hamilton Patent. Based on the analysis set forth in this firm's letter to the Company dated January 18, 1994, a copy of which is attached hereto as Exhibit A, the Company and its products and
                                ---------
          processes do not infringe the Burns Patent.

                    (ii) Based on the analysis set forth in this firm's letter to the Company dated January 18, 1994, a copy of which is attached hereto as Exhibit B, the Company and its products and processes do not
                    ---------
          infringe the Burns Patent.

               (p) The statements in the Registration Statement and Prospectus under the captions "Risk Factors - Uncertainty Relating to Dependence on Licenses, Patents and Proprietary Rights" and "Business - Patents, and Proprietary Rights" and other references in the Prospectus to the Intellectual Property and other patent, trade secret, trademark and licensing matters (collectively the "Intellectual Property References"), insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, are accurate in all material respects and fairly present the information purported to be disclosed therein.

               (q) To such counsel's best knowledge, there are no contracts or other documents relating to the Intellectual Property that are of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or Prospectus that are not filed or described as required.

          Such counsel has participated in conferences with officials and other representatives of the Company, Company's counsel and others, at which conferences the contents of the Intellectual Property References and related matters were discussed, and although such counsel has not verified the accuracy or completeness of the statements contained in the Registration Statement or the Prospectus, nothing has come to such counsel's attention which leads them to believe that, at the time the Registration Statement became effective and at all times subsequent thereto up to and including the date hereof, the Intellectual Property References in the Registration Statement and any amendment or supplement thereto contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Intellectual Property References in the Prospectus, as of the date of the Prospectus and all times subsequent thereto up to and including the date hereof, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                                   Schedule 1
                                   ----------


A.   Patents and Patent Applications owned by the Company
     ----------------------------------------------------

          [list all U.S. and foreign patents and patent applications  within
          this  category,  with   the following details:

          . patent number for patents and serial number for patent applications

          . date of issuance for patents and filing date for patent applications


B.   Patents and Patent Applications licensed by the Company
     -------------------------------------------------------

          [list all U.S. and foreign patents and patent applications within this category, with the following details:

          . patent number for patents and serial number for patent applications

          . date of issuance for patents and filing date for patent applications

          .    name and address of licensor

                                   Schedule 2
                                   ----------

                             The License Agreements
                             ----------------------



                                   Exhibit A
                                   ---------

                           Copy of opinion to Company
                           regarding Hamilton Patent

4.   Opinion of Selling Securityholders
     ----------------------------------

          (a) Each Selling Stockholder has full legal right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver in the manner provided herein the Shares sold by such Selling Stockholder; this Agreement has been duly executed and delivered by such Selling Stockholder; and this Agreement, assuming due authorization, execution and delivery by each other party hereto and further assuming it is a valid and binding agreement of each of the Underwriters, is a valid and binding agreement of such Selling Stockholder, enforceable against such Selling Stockholder in accordance with their respective terms (except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws now or hereafter in effect relating to or affecting creditors' rights generally and by general principles of equity relating to the availability of remedies and except as rights to indemnity and contribution may be limited by federal or state securities laws and the public policy underlying such laws);

          (b) None of the execution, delivery or performance of this Agreement, the Power of Attorney and the Custody Agreement by such Selling Stockholder and the consummation by such Selling Stockholder of the transactions herein and therein contemplated, conflict with or result in a breach of, or default under, any indenture, mortgage, deed of trust, voting trust agreement, stockholders agreement, note agreement or other agreement or other instrument known to such counsel to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the property of any of the Selling Stockholders is subject, or the charter or by-laws of any of the Selling Stockholders that are corporations, and nothing has come to such counsel's attention which causes such counsel to believe that such actions will result in any violation of any law, rule, administrative regulation or court decree applicable to such Selling Stockholder (other than state securities or blue sky laws or regulations, as to which such counsel need not express any opinion);

          (c) Each Selling Stockholder has full legal right, power and authority to enter into a Power of Attorney and the Custody Agreement, and the Power of Attorney and Custody Agreement have been duly executed and delivered by each Selling Stockholder and, assuming the due authorization, execution and delivery of the Custody Agreement by the other parties thereto, each constitutes the valid and binding agreement of each Selling Stockholder enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally or by general principles of equity relating to the availability of remedies and except as rights to indemnity or contribution may be limited by federal or state securities laws and the public policy underlying such laws; and

          (d) Upon the delivery of the Shares to be sold hereunder by the Selling Stockholders and payment therefor in accordance with the terms of this Agreement and assuming that each of the Underwriters which has severally purchased such Shares acquires such Shares without notice of any adverse claim (within the meaning of the Uniform Commercial Code), such Underwriter will have acquired all of the rights of such Selling Stockholder to the Shares sold by such Selling Stockholder hereunder, and in addition will have acquired title to such Shares free and clear of any adverse claim.

     References to the Registration Statement and the Prospectus shall include any amendment or supplement thereto at the date of such opinion.

     In addition, such counsel shall state that in the course of the preparation of the Registration Statement and the Prospectus, such counsel has participated in conferences with officers and representatives of the Company and with the Company's independent public accountants, at which conferences such counsel made inquiries of such officers, representatives and accountants and discussed the contents of the Registration Statement and the Prospectus and (without taking any further action to verify independently the statements made in the Registration Statement and the Prospectus and, except as stated in the foregoing opinion, without assuming responsibility for the accuracy, completeness or fairness of such statements) nothing has come to such counsel's attention that causes such counsel to believe that either the Registration Statement as of the date it is declared effective and as of the Closing Date or the Prospectus as of the date thereof and as of the Closing Date contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading (it being understood that such counsel need not express any opinion with respect to the financial statements, schedules and other financial data included in the Registration Statement or the Prospectus).